DNB Financial Corporation

For further information, please contact:
Gerald F. Sopp CFO/Executive Vice-President
484-359-3138	FOR IMMEDIATE RELEASE
gsopp@dnbfirst.com	(DNBF –NASDAQ)

DNB Financial Corporation
Announces Commencement of Trading on NASDAQ Capital Market

(January 22, 2009 – Downingtown, PA) DNB Financial Corporation (“DNB”), parent of DNB First, National Association, today announced that it commenced trading its common stock on the NASDAQ Capital Market on Wednesday, January 21, 2009. DNB will continue to trade under the symbol, “DNBF”. DNB’s application for listing its common stock was approved by NASDAQ on December 16, 2008.

“This is an important step in the growth of DNB. We believe this will provide greater access to national capital markets, increased exposure to a wider range of investors, and greater trading liquidity in our common stock, “said William S. Latoff, Chairman and CEO.

DNB Financial Corporation is a bank holding company whose bank subsidiary, DNB First, National Association, is a $551 million community bank headquartered in Downingtown, Pennsylvania. Founded in 1860, DNB First is the oldest independent bank in Chester County, with eleven full service and two limited service offices in Chester and Delaware Counties. In addition to a broad array of consumer banking products, DNB offers commercial and construction lending, commercial leasing, cash management, brokerage and insurance through DNB Financial Services, and trust services through DNB Advisors. DNB Financial Corporation’s shares are traded on the OTC Bulletin Board under the symbol: DNBF.  We invite our customers and shareholders to visit our website at http://www.dnbfirst.com.

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “could”, “will”, “likely”, “expect,” “anticipate,” “intend”, “estimate”, “plan”, “forecast”, “project” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks, uncertainties.   A number of factors, many of which are beyond the Corporation's control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital; the impact of economic conditions on our business; changes in banking regulation and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; our ability to attract and retain key personnel; competition in our marketplace; and other factors as described in our securities filings.  All forward-looking statements and information made herein are based on our current expectations as of the date hereof and speak only as of the date they are made.  The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.